UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  SEPTEMBER 2, 2004

                       UNIVERSAL AMERICAN FINANCIAL CORP.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)

             0-11321                                   11-2580136
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      (Commission File Number)                (IRS Employer Identification No.)


          SIX INTERNATIONAL DRIVE, SUITE 190,
                 RYE BROOK, NEW YORK                         10573
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     (Address of Principal Executive Offices)             (Zip Code)

                                 (914) 934-5200
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.        REGULATION FD DISCLOSURE.

                  On September 2, 2004, Richard A. Barasch, Chairman of the Board, President and Chief Executive Officer of Universal American Financial Corp. ("Universal American"), resigned as the sole trustee of an irrevocable trust (the "Barasch Universal Trust") for the benefit of the wife, children and grandchildren of Bertram Harnett, who is a director of Universal American. The Barasch Universal Trust holds 409,561 shares of common stock ("Common Stock") of Universal American. Mr. Barasch never had any economic interest in the shares owned by the Barasch Universal Trust, and, as a result of his resignation as sole trustee, he did not sell any shares of Common Stock of Universal American that he directly owns or in which he does have an economic interest.

                  The new trustees of the Barasch Universal Trust will be Andrea, David and James Harnett, who are Mr. Harnett's children. These trustees are understood to be instructing the Barasch Universal Trust's custodian and broker to accept investment instructions from either a majority of the new trustees or Mr. Harnett in respect of the shares of Common Stock held by the Barasch Universal Trust. Mr. Harnett shall have no rights to (i) direct or receive any payments from the Barasch Universal Trust or (ii) to vote any of the shares of Common Stock held by the Barasch Universal Trust.


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
                                   SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           UNIVERSAL AMERICAN FINANCIAL CORP.



Date:    September 3, 2004                  By:  /s/ Richard A. Barasch
                                                --------------------------------
                                                Richard A. Barasch
                                                Chairman of the Board, President
                                                and Chief Executive Officer






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